Stringer Growth Fund

Supplement dated December 16, 2015
To the Prospectus dated July 1, 2015

The following information replaces in its entirety the information appearing under the heading “Summary – Performance” on pages 4-5 of the Prospectus:

“Performance.  The bar chart below shows how the Fund’s investment results vary from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.  This information provides some indication of the risks of investing in the Fund.  Past performance of the Fund is not necessarily an indication of how it will perform in the future.  Updated performance information will be available at no cost by calling (877) 244-6235.

Annual Total Returns
(for periods ended December 31)

The Fund’s Institutional Class Shares year-to-date total return through March 31, 2015 was 3.44%.  During the period shown in the bar chart, the highest return for a quarter was 2.87% during the quarter ended June 30, 2014 and the lowest return for a quarter was -2.79% during the quarter ended September 30, 2014.

Average Annual Total Returns
(for periods ended December 31, 2014)

	One Year	Since Inception (March 27, 2013)
Institutional Class Shares
Return Before Taxes	4.19%	10.05%
Return After Taxes on Distributions	3.69%	9.58%
Return After Taxes on Distributions and Sale of Fund Shares	2.53%	7.85%
Class A Shares	-1.74%	6.35%
Class C Shares	3.19%	8.98%
MSCI All Country World Index[1]
(reflects no deduction for fees, expenses or taxes)	4.76%	11.63%
MSCI World Index[1,2]
(reflects no deduction for fees, expenses or taxes)	5.61%	13.60%
S&P 500 Index[2]
(reflects no deduction for fees, expenses or taxes)	13.69%	19.35%

1	The Fund has replaced the MSCI World Index with the MSCI All Country World Index (ASCI) as its broad-based performance benchmark because the MSCI ASCI more closely reflects the investments including the securities in the Fund’s portfolio domiciled in emerging markets.
2	The Fund has replaced the S&P 500 Index with the MSCI World Index as its broad-based performance benchmark because the MSCI World Index more closely reflects the investments of the Fund.

After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2014, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.  After-tax returns are shown for Institutional Class shares and after-tax returns for other classes will vary.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235.”